UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 14, 2019

Date of Report (date of earliest event reported)

Cutera, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50644	77-0492262
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3240 Bayshore Blvd.

Brisbane, California 94005

(Address of principal executive offices)

(415) 657-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	CUTR	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cutera, Inc. (the “Company” or “Cutera”) held its Annual Meeting of Stockholders on June 14, 2019 (the “Annual Meeting”). At the Annual Meeting, Cutera’s stockholders approved the amendment and restatement of the Amended and Restated 2004 Equity Incentive Plan (the “Current Plan”) as the 2019 Equity Incentive Plan (the “Amended and Restated Plan”). The Amended and Restated Plan amends the Current Plan to:

(i)	Increase the number of shares available for future grant by 700,000;
(ii)	Extend the term of the Current Plan to the date of the Annual Meeting of the Company’s stockholders in 2029;
(iii)

Amend the Current Plan to eliminate the requirement for awards granted on or after June 14, 2019 that any shares subject to awards with an exercise price less than fair market value on the date of such grant will be counted against the Plan as 2.12 shares for each full value share awarded as set forth in Section 3(b) of the Current Plan;

(iv)

Amend the Current Plan to remove the requirement that any shares subject to awards with an exercise price less than fair market value on the date of such grant will be counted against the Plan as 2.12 shares for each full value share awarded as set forth in Section 3(b) of the Current Plan;

(v)	Amend Section 11 of the Current Plan related to non-employee director initial and annual awards;
(vi)	Amend the Current Plan to remove certain provisions relating to the “performance based compensation” exception under Section 162(m) of the Internal Revenue Code of 1986, as amended;
(vii)	Include a minimum one-year vesting period with respect to awards granted under the Amended and Restated Plan; and
(viii)	Include certain other editorial and administrative amendments to the Current Plan.

The foregoing description of the Amended and Restated Plan is qualified in its entirety by reference to the Amended and Restated Plan filed as Exhibit 10.1 to this Current Report on Form 8-K.

Our Amended and Restated Plan design is set-up to conform to best current compensation practices and implement strong governance-related protections for our stockholders, which include:

✔	Administration- Our Amended and Restated Plan is administered by the compensation committee of our Board of Directors, which is comprised entirely of independent non-employee directors.
✔

No evergreen provision- Stockholder approval is required for additional shares. Our Amended and Restated Plan does not contain an annual “evergreen” provision so that stockholder approval is required to increase the maximum number of securities that may be issued under the Amended and Restated Plan.

✔

Exchange or repricing programs are not allowed without stockholder approval. The Amended and Restated Plan prohibits the repricing or other exchange for plan awards or cash of underwater stock options and stock appreciation rights without prior stockholder approval.

✔

No discount stock options or stock appreciation rights. Any stock options and stock appreciation rights will have an exercise price equal to at least the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

✔

No “liberal” share recycling features - The Amended and Restated Plan deducts the shares available for issuance under the Amended and Restated Plan by the gross number of shares for which an award is exercised or vests, not the net number of shares actually issued upon exercise (in the event the exercise price is paid in shares of the Company’s common stock or shares are withheld to satisfy tax withholding obligations).

✔	Does not provide for the automatic full “single trigger” acceleration of outstanding equity awards in the event of a change in control if such equity awards are assumed by the successor corporation.
✔	Minimum one-year vesting. Awards granted under the Amended and Restated Plan now include a minimum one-year vesting period, subject to certain customary exceptions.
✔

Annual limits on non-employee director grants, The Amended and Restated Plan now includes a fixed maximum limit of $300,000 as to the maximum value of equity awards that may be granted in each fiscal year to any single non-employee director.

✔

No dividend payments on unvested shares. No dividend payments will be made on unvested shares subject to grants, but instead any dividends will be deferred until awards become vested and are exercised / settled.

✔	No tax gross-ups. The Amended and Restated Plan does not provide for any tax gross-ups.

✔

Awards subject to Clawback Policy. Awards granted to Named Executive Officers under the Amended and Restated Plan are subject to a Clawback Policy, which permits the Company to recover certain compensation paid to Named Executive Officers if the compensation committee determines that a Named Executive Officer has violated law, the Company’s Code of Business Conduct and Ethics, or any significant ethics or compliance policies, and such conduct results in material financial or reputational harm, or results in a need for a restatement of the Company’s consolidated financial statements

Item 5.07	Submission of Matters to a Vote of Security Holders.

Cutera held its Annual Meeting on June 14, 2019. As of April 23, 2019, the record date of the Annual Meeting, 14,036,644 shares of our common stock were outstanding and entitled to vote at the Annual Meeting. A total of 12,942,509 shares, or approximately 92.21%, of our common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.

Cutera’s stockholders voted on four proposals at the Annual Meeting. The final results of the votes regarding each proposal are set forth below.

Proposal One – Election of Directors. The following nominees were elected as directors to serve for one-year terms expiring at the 2020 Annual Meeting of Stockholders based on the following votes:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Dr. David B. Apfelberg	10,772,954	312,069	1,857,486
Mr. Gregory A. Barrett	8,668,340	2,416,683	1,857,486
Mr. Timothy J. O’Shea	10,792,657	292,366	1,857,486
Mr. J. Daniel Plants	10,826,967	258,056	1,857,486
Mr. Joseph E. Whitters	10,975,720	109,303	1,857,486
Ms. Katherine S. Zanotti	11,006,443	78,580	1,857,486

Proposal Two – Ratification of BDO USA, LLP as our Independent Registered Public Accounting Firm. The proposal was approved and the results of the voting were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
12,929,731	7,598	5,180	0

Proposal Three – Non-Binding Advisory Vote on the Compensation of our Named Executive Officers. The proposal was approved and the results of the voting were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
10,684,074	394,056	6,893	1,857,486

Proposal Four – Approval of Our 2019 Equity Incentive Plan. The proposal was approved and the results of the voting were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
6,532,290	4,546,160	6,573	1,857,486

Item 9.01 Exhibits.

Exhibit No.	Description
10.1	Cutera, Inc. 2019 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUTERA, INC.

Date: June 14, 2019	/s/ Darren W. Alch
Darren W. Alch
Vice President, General Counsel & Corporate Secretary